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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                       Applied Spectrum Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16397

              Minnesota                                   41-1419457
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      (State of Incorporation)                     (I.R.S. Employer ID No.)

       65 Norwood Avenue, Upper Montclair, NJ                07043
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      (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (973) 783-1117

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.   Change in Registrant's Certifying Accountant

On September 9, 2004 the Company signed an engagement letter with Hoberman, Miller, Goldstein & Lesser, P.C., to perform the audit of the Company's September 30, 2004 and September 30, 2003 financial statements. Because its business was discontinued and the Company became inactive, its financial statements have not been audited since September 30, 1992.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED SPECTRUM TECHNOLOGIES, INC.

By: /s/ Mark R. Littell
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    Mark R. Littell
    Chief Executive Officer

December 10, 2004